Exhibit 28 (e) under Form N-1A
Exhibit 1 under Item 601/Reg. S-K

6/29/20 – Name changed to Federated Hermes Municipal Securities Income Trust

10/1/99 - Name changed to Federated Municipal Securities Income Trust

10/31/92 - Name changed to Municipal Securities Income Trust

FEDERATED MUNICIPAL INCOME TRUST

DISTRIBUTOR’S CONTRACT

AGREEMENT is made this 9th day of September, 1991, by and between FEDERATED MUNICIPAL INCOME TRUST (the “Trust”), a Massachusetts business trust, and FEDERATED SECURITIES CORP. (“FSC”), a Pennsylvania Corporation.

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.       The Trust hereby appoints FSC as its agent to sell and distribute shares of the Trust which may be offered in one or more series (the “Funds”) consisting of one or more classes (the “Classes”) of shares (the “Shares”) as described and set forth on one or more exhibits to this Agreement at the current offering price thereof as described and set forth in the current Prospectuses of the Trust. FSC hereby accepts such appointment and agrees to provide such other services for the Trust, if any, and accept such compensation from the Trust, if any, as set forth in the applicable exhibit to this Agreement.

2.       The sale of any Shares may be suspended without prior notice whenever in the judgment of the Trust it is in its best interest to do so.

3.       Neither FSC nor any other person is authorized by the Trust to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information (“SAIs”) filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Trust. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Trust. No person or dealer, other than FSC, is authorized to act as agent for the Trust for any purpose. FSC agrees that in offering or selling Shares as agent of the Trust, it will, in all respects, duly conform to all applicable state and federal laws and rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice. FSC will submit to the Trust copies of all sales literature before using the same and will not use such sales literature if disapproved by the Trust.

4.       This Agreement is effective with respect to each Class as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Trustees of the Trust including a majority of the member of the Board of Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Trust or in any related documents to such Plan (“Disinterested Trustees”) cast in person at a meeting called for that purpose. If a Class is added after the first annual approval by the Trustees as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

5.       This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Trustees or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days’ written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by FSC on sixty (60) days’ written notice to the Trust.

6.       This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, provided, however, that FSC may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

7.       FSC shall not be liable to the Trust for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

8.       This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Trustees of the Trust including a majority of the Disinterested Trustees of the Trust cast in person at a meeting called for that purpose.

9.       This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

10.       (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or SAI’s (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement, any Prospectuses and SAIs or any amendment or supplement thereof.

If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Trust pursuant to the foregoing paragraph, FSC shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Trust. Anything in this paragraph to the contrary notwithstanding, the Trust shall not be liable for any settlement of any such claim of action effected without its written consent. The Trust agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.

(b) FSC agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, made in the Registration Statement or any prospectus, SAI, or amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

(c) Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

(d) Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, FSC and controlling persons of the Trust by the Trust pursuant to this Agreement, the Trust is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Trust undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payments will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Disinterested Trustees, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for any act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, FSC or controlling person of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Trust is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Disinterested Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitlted to indemnification.

11.       FSC is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and FSC shall not seek satisfaction of any such obligation from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.

12.       FSC agrees to adopt compliance standards as to when a class of shares may be sold to particular investors.

13.       This Agreement will become binding upon the parties hereto upon the execution of the attached exhibits to the Agreement.

2/20/24 – Fund liquidated.

6/29/20 - Federated Hermes Michigan Intermediate Municipal Fund

12/1/04 - Original Shares redesignated as Class A Shares

6/1/94 - Name changed its name to Michigan Intermediate Municipal Trust

Exhibit A

FEDERATED MUNICIPAL INCOME TRUST

Michigan Municipal Income Fund

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991, between Federated Municipal Income Trust and Federated Securities Corp., Federated Municipal Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 9th day of September, 1991.

Attest:	FEDERATED MUNICIPAL INCOME TRUST

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

Attest:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

12/1/07 – See Amd. #1 to Exhibit B

6/1/94 - Investment Shares changed its name to Class A Shares

3/31/96 - Name changed to Federated Pennsylvania Municipal Income Fund.

Exhibit B

FEDERATED MUNICIPAL INCOME TRUST

Pennsylvania Municipal Income Fund

Investment Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .40% of the average aggregate net asset value of the Investment Shares of the Pennsylvania Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragaph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Income Trust and Federated Securities Corp., Federated Municipal Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 27th day of December, 1991.

ATTEST:	FEDERATED MUNICIPAL INCOME TRUST

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

6/29/20-Name changed to Federated Hermes Pennsylvania Municipal Income Fund

Amendment #1 to Exhibit B

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Pennsylvania Municipal Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .05% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragaph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20-Name changed to Federated Hermes Ohio Municipal Income Fund

3/1/96 - Name changed to Federated Ohio Municipal Income Fund and Fortress Shares changed to Class F Shares.

10/31/92 - Investment Shares changed its name to Fortress Shares

Exhibit C

FEDERATED MUNICIPAL INCOME TRUST

Ohio Municipal Income Fund

Investment Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .40% of the average aggregate net asset value of the Investment Shares of the Ohio Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Income Trust and Federated Securities Corp., Federated Municipal Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 29th day of January, 1992.

ATTEST:	FEDERATED MUNICIPAL INCOME TRUST

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

6/29/20-Name changed to Federated Hermes Ohio Municipal Income Fund

9/1/94 - Ohio Municipal Income Fund - Trust Shares were terminated.

Exhibit D

FEDERATED MUNICIPAL INCOME TRUST

Ohio Municipal Income Fund

Trust Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991, between Federated Municipal Income Trust and Federated Securities Corp., Federated Municipal Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 23rd day of March, 1992.

Attest:	FEDERATED MUNICIPAL INCOME TRUST

/s/ John W. McGonigle	By: /s/ J. Christopher Donahue
Secretary	Vice President
(SEAL)

Attest:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Secretary	President

6/29/20-Name changed to Federated Hermes Pennsylvania Municipal Income Fund

9/1/94 - Pennsylvania Municipal Income Fund - Trust Shares was terminated.

Exhibit E

FEDERATED MUNICIPAL INCOME TRUST

Pennsylvania Municipal Income Fund

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991, between Federated Municipal Income Trust and Federated Securities Corp., Federated Municipal Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 23rd day of March, 1992.

Attest:	FEDERATED MUNICIPAL INCOME TRUST

/s/ John W. McGonigle	By: /s/ J. Christopher Donahue
Secretary	President
(SEAL)

Attest:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Secretary	President

12/1/97 - This Exhibit superseded by Exhibit O

3/31/96 - Name changed to Federated California Municipal Income Fund and Fortress Shares changed to Class F Shares.

Exhibit F

MUNICIPAL SECURITIES INCOME TRUST

California Municipal Income Fund

Fortress Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .50% of the average aggregate net asset value of the Fortress Shares of the California Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 24th day of November, 1992.

ATTEST:	MUNICIPAL SECURITIES INCOME TRUST

/s/ John W. McGonigle	By: /s/ J. Christopher Donahue
Secretary	Vice President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

8/21/98 - Exhibit superseded by Exhibit Q

3/1/96 - Name changed Federated New York Municipal Income Fund and Fortress Shares changed to Class F Shares.

Exhibit G

MUNICIPAL SECURITIES INCOME TRUST

New York Municipal Income Fund

Fortress Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .50% of the average aggregate net asset value of the Fortress Shares of the New York Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 24th day of November, 1992.

ATTEST:	MUNICIPAL SECURITIES INCOME
TRUST

/s/ John W. McGonigle	By: /s/ J. Christopher Donahue
Secretary	Vice President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

5/9/95 - Florida Municipal Income Fund was terminated..

Exhibit H

MUNICIPAL SECURITIES INCOME TRUST

Florida Municipal Income Fund

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the shares of the Florida Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1993.

ATTEST:	MUNICIPAL SECURITIES TRUST

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ John Staley II
Secretary	Executive Vice President
(SEAL)

5/9/95 - New Jersey Municipal Income Fund was terminated.

Exhibit I

MUNICIPAL SECURITIES INCOME TRUST

New Jersey Municipal Income Fund

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the shares of the New Jersey Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1993.

ATTEST:	MUNICIPAL SECURITIES INCOME TRUST

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ John A Staley, III
Secretary	Executive Vice President
(SEAL)

5/9/95 - Texas Municipal Income Fund was terminated..

Exhibit J

MUNICIPAL SECURITIES INCOME TRUST

Texas Municipal Income Fund

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the shares of the Texas Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1993.

ATTEST:	MUNICIPAL SECURITIES INCOME TRUST

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ John A. Staley, III
Secretary	Executive Vice President
(SEAL)

5/9/95 - Maryland Municipal Income Fund was terminated..

Exhibit K

MUNICIPAL SECURITIES INCOME TRUST

Maryland Municipal Income Fund

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the shares of the Maryland Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1993.

ATTEST:	MUNICIPAL SECURITIES INCOME TRUST

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ John A. Staley, III
Secretary	Executive Vice President
(SEAL)

11/18/94 - Income Shares were terminated.

Exhibit L

MUNICIPAL SECURITIES INCOME TRUST

Pennsylvania Municipal Income Fund

Income Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Income Shares of the Pennsylvania Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1993.

ATTEST:	MUNICIPAL SECURITIES INCOME TRUST

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ John A. Staley
Secretary	Executive Vice President
(SEAL)

5/9/95 - Virginia Municipal Income Fund was terminated..

Exhibit M

MUNICIPAL SECURITIES INCOME TRUST

Virginia Municipal Income Fund

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the shares of the Virginia Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1993.

ATTEST:	MUNICIPAL SECURITIES INCOME TRUST

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ John A. Staley
Secretary	Executive Vice President
(SEAL)

10/24/97 - Superseded by Class B Shares Distributor’s contract

Exhibit N

to the

Distributor's Contract

Municipal Securities Income Trust

Pennsylvania Municipal Income Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated September 9, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of Pennsylvania Municipal Income Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1997.

ATTEST:	MUNICIPAL SECURITIES INCOME TRUST

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By:/s/ David M. Taylor
Secretary	Executive Vice President

12/1/07 - See Amendment #1 to Exhibit O

Exhibit O

to the

Distributor's Contract

Municipal Securities Income Trust

Federated California Municipal Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated September 9, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of Federated California Municipal Income Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1997.

MUNICIPAL SECURITIES INCOME TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Byron F. Bowman

Name: Byron F. Bowman

Title: Vice President

12/4/09 - Merged into Federated Municipal Securities Fund, Inc.

Amendment #1 to Exhibit O

to the

Distributor's Contract

FEDERATED Municipal Securities Income Trust

Federated California Municipal Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated September 9, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .05% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of Federated California Municipal Income Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

12/1/07 See Amendment #1 to Exhibit P

Exhibit P

to the

Distributor's Contract

FEDERATED Municipal Securities Income Trust

Federated North Carolina Municipal Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated September 9, 1991, between Municipal Securities Income Trust and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated September 9, 1991 between Municipal Securities Income Trust and Federated Securities Corp., Municipal Securities Income Trust executes and delivers this Exhibit on behalf of Federated California Municipal Income Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1999.

MUNICIPAL SECURITIES

INCOME TRUST

By: /s/ John W. McGonigle

Name: John W. McGonigle

Title: Executive Vice President and Secretary

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

12/4/09 - Merged into Federated Municipal Securities Fund, Inc.

Amendment #1 to Exhibit P

to the

Distributor's Contract

FEDERATED Municipal Securities Income Trust

Federated North Carolina Municipal Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated September 9, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .05% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of Federated North Carolina Municipal Income Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED MUNICIPAL SECURITIES

INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

12/1/07 - See Amendment #1 to Exhibit Q

Exhibit Q

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated New York Municipal Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Class A Shares of the Federated New York Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1998.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ John W. McGonigle

Name: John W. McGonigle

Title: Executive Vice President

FEDERATED SECURITIES CORP.

By: /s/ James F. Getz

Name: James F. Getz

Title: President - Broker/Dealer

Amendment #1 to Exhibit Q

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated New York Municipal Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .05% of the average aggregate net asset value of the Class A Shares of the Federated New York Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

8/17/07 - Merged into Federated Municipal Securities Fund – Class A Shares

Exhibit R

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Vermont Municipal Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Class A Shares of the Federated Vermont Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2004.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ James F. Getz

Name: James F. Getz

Title: President - Broker/Dealer

12/1/07 - See Amendment #1 to Exhibit S

Exhibit S

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Municipal High Yield Advantage Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Class A Shares of the Federated Municipal High Yield Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2006.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20- Name changed to Federated Hermes Municipal High Yield Advantage Fund

Amendment #1 to Exhibit S

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Municipal High Yield Advantage Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .05% of the average aggregate net asset value of the Class A Shares of the Federated Municipal High Yield Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

10/24/97 - See Class B Shares Distributor’s Contract

Exhibit T

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Municipal High Yield Advantage Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Class B Shares of the Federated Municipal High Yield Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2006.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20- Name changed to Federated Hermes Municipal High Yield Advantage Fund

Exhibit U

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Municipal High Yield Advantage Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Class C Shares of the Federated Municipal High Yield Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2006.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

8/28/26 – Class F Shares converted to A Shares.

12/1/07 - See Amendment #1 to Exhibit V

Exhibit V

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Municipal High Yield Advantage Fund

Class F Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Class F Shares of the Federated Municipal High Yield Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2006.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

8/28/26 – Class F Shares converted to A Shares.

6/29/20- Name changed to Federated Hermes Municipal High Yield Advantage Fund

Amendment #1 to Exhibit V

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Municipal High Yield Advantage Fund

Class F Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .05% of the average aggregate net asset value of the Class F Shares of the Federated Municipal High Yield Advantage Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Ohio Municipal Income Fund

Exhibit W

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Ohio Municipal Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust and Federated Securities Corp. with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the Classes. Pursuant to this appointment FSC is authorized to select a group of brokers (“Brokers’) to sell the above-listed Classes (“Shares”), the then current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of Administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following eleven functions: (1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker or Administrator’s premises; (2) account closings: the Broker or Administrator communicates account closings via computer terminals; (3) enter purchase transactions: purchase transactions are entered through the Broker or Administrator’s own personal computer or through the use of a toll-free telephone number; (4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; (5) account maintenance: Broker or Administrator provides or arranges to provide accounting support all transactions. Broker or Administrator also wires and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; (6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; (7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; (8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; (9) customer lists: The Broker or Administrator continuously provides name of potential customers; (10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and (11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .05% of the average aggregate net asset value of the Class A Shares of the Federated Ohio Municipal Income Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deemed appropriate reduce its compensation to the extent any Class expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between Federated Municipal Securities Income Trust and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Class of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2008.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

See Amendment #1 to Exhibit X.

Exhibit X

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Municipal High Yield Advantage Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991, between Federated Municipal Securities Income Trust (formerly, Federated Municipal Income Trust) and Federated Securities Corp., Federated Municipal Securities Income Trust executes and delivers this Exhibit on behalf of Federated Municipal High Yield Advantage Fund, and with respect to the Institutional Shares of Federated Municipal High Yield Advantage Fund thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2013.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20- Name changed to Federated Hermes Michigan Intermediate Municipal Fund

6/29/20 – Name changed to Federated Hermes Ohio Municipal Income Fund

6/29/20 – Name changed to Federated Hermes Pennsylvania Municipal Income Fund

Amendment # 1 to Exhibit X

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Michigan Intermediate Municipal Trust

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust (the “Trust”) and Federated Securities Corp. (“FSC”) with respect to the Institutional Shares of Federated Michigan Intermediate Municipal Trust, Federated Ohio Municipal Income Fund and Federated Pennsylvania Municipal Income Fund thereof, first set forth in this Exhibit.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between the Trust and FSC, the Trust executes and delivers this Exhibit with respect to the Institutional Shares of Federated Michigan Intermediate Municipal Trust, Federated Ohio Municipal Income Fund and Federated Pennsylvania Municipal Income Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2020.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

11/30/20 – T Shares were diswcontinued.

6/29/20-Name changed to Federated Hermes Municipal High Yield Advantage Fund

6/29/20-Name changed to Federated Hermes Pennsylvania Municipal Income Fund

Exhibit Y

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

Federated Municipal High Yield Advantage Fund

Federated Pennsylvania Municipal Income Fund

Class T Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 9th day of September, 1991, between Federated Municipal Securities Income Trust (the “Trust”) and Federated Securities Corp. (“FSC”) with respect to the Class T Shares of Federated Municipal High Yield Advantage Fund and Federated Pennsylvania Municipal Income Fund thereof, first set forth in this Exhibit.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated September 9, 1991 between the Trust and FSC, the Trust executes and delivers this Exhibit with respect to the Class T Shares of Federated Municipal High Yield Advantage Fund and Federated Pennsylvania Municipal Income Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2017.

FEDERATED MUNICIPAL SECURITIES INCOME TRUST

By: _/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Amendment to

Distributor’s Contract

between

Federated Municipal Securities Income Trust

and

Federated Securities Corp.

This Amendment to the Distributor’s Contract (“Agreement”) dated September 1, 1991, between Federated Municipal Securities Income Trust (“Fund”) and Federated Securities Corp. (“Service Provider”) is made and entered into as of the 1st day of June, 2001.

WHEREAS, the Fund has entered into the Agreement with the Service Provider;

WHEREAS, the Securities and Exchange Commission has adopted Regulation S-P at 17 CFR Part 248 to protect the privacy of individuals who obtain a financial product or service for personal, family or household use;

WHEREAS, Regulation S-P permits financial institutions, such as the Fund, to disclose ”nonpublic personal information” (“NPI”) of its “customers” and “consumers” (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR § 248.14) (“Section 248.14 NPI”); for specified law enforcement and miscellaneous purposes (17 CFR § 248.15) (“Section 248.15 NPI”) ; and to service providers or in connection with joint marketing arrangements (17 CFR § 248.13) (“Section 248.13 NPI”);

WHEREAS, Regulation S-P provides that the right of a customer and consumer to opt out of having his or her NPI disclosed pursuant to 17 CFR § 248.7 and 17 CFR § 248.10 does not apply when the NPI is disclosed to service providers or in connection with joint marketing arrangements, provided the Fund and third party enter into a contractual agreement that prohibits the third party from disclosing or using the information other than to carry out the purposes for which the Fund disclosed the information (17 CFR § 248.13);

NOW, THEREFORE, the parties intending to be legally bound agree as follows:

1.                  The Fund and the Service Provider hereby acknowledge that the Fund may disclose shareholder NPI to the Service Provider as agent of the Fund and solely in furtherance of fulfilling the Service Provider’s contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders.

2.                  The Service Provider hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR §§ 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Service Provider in accordance with the limited exception set forth in 17 CFR § 248.13.

3.                  The Service Provider further represents and warrants that, in accordance with 17 CFR § 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

•         insure the security and confidentiality of records and NPI of Fund customers,

•         protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and

•         protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

4. The Service Provider may redisclose Section 248.13 NPI only to: (a) the Funds and affiliated persons of the Funds (“Fund Affiliates”); (b) affiliated persons of the Service Provider (“Service Provider Affiliates”) (which in turn may disclose or use the information only to the extent permitted under the original receipt); (c) a third party not affiliated with the Service Provider of the Funds (“Nonaffiliated Third Party”) under the service and processing (§248.14) or miscellaneous (§248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Service Provider received the information in the first instance; and (d) a Nonaffiliated Third Party under the service provider and joint marketing exception (§248.13), provided the Service Provider enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

5. The Service Provider may redisclose Section 248.14 NPI and Section 248.15 NPI to: (a) the Funds and Fund Affiliates; (b) Service Provider Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (c) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

6.       The Service Provider is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

WITNESS the due execution hereof this 1st day of June, 2001.

Federated Municipal Securities Income Trust

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

Amendment to

Distributor’s Contracts

between

the Federated Funds

and

Federated Securities Corp.

This Amendment to the Distributor’s Contracts (each an “Agreement” and together, the “Agreements”) between the Federated Funds listed on Exhibit A, (each a “Fund” and collectively, the “Funds”) and Federated Securities Corp. (“Distributor”) is made and entered into as of the 1st day of October, 2003.

WHEREAS, each Fund has entered into an Agreement with the Distributor under and pursuant to which the Distributor is the principal underwriter of the shares of the Fund;

WHEREAS, the Securities and Exchange Commission and the United States Treasury Department (“Treasury Department”) have adopted a series of rules and regulations arising out of the USA PATRIOT Act (together with such rules and regulations, the “Applicable Law”), specifically requiring certain financial institutions, including the Funds and the Distributor, to establish a written anti-money laundering and customer identification program (“Program”);

WHEREAS, each of the Funds and the Distributor have established a Program and wish to amend the Agreements to reflect the existence of such Programs and confirm the allocation of responsibility for the performance of certain required functions;

NOW, THEREFORE, the parties intending to be legally bound agree and amend each Agreement as follows:

1.      The Funds and the Distributor each represent, warrant and certify that they have established, and covenant that at all times during the existence of each respective Agreement they will maintain, a Program in compliance with Applicable Law.

2.      The Funds each represent and warrant that the Funds have entered into an amendment to the agreement with the transfer agent of the Funds, pursuant to which the transfer agent has agreed to perform all activities, including the establishment and verification of customer identities as required by Applicable Law or its Program, with respect to all customers on whose behalf Distributor maintains an account with the Funds.

3.      Distributor covenants that it will enter into appropriate amendments to selling or other agreements with financial institutions that establish and maintain accounts with the Funds on behalf of their customers, pursuant to which such financial institutions covenant to establish and maintain a Program with respect to those customers in accordance with Applicable Law.

In all other respects, each Agreement first referenced above shall remain in full force and effect.

WITNESS the due execution hereof as of the 1st day of October, 2003.

FUNDS

By: /s/ John W. McGonigle

Name: John W. McGonigle

Title: Executive Vice President

federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President - Broker/Dealer

EXHIBIT A

Funds	Distributor’s Contract Date

Cash Trust Series, Inc.	March 1, 1993
Cash Trust Series II	January 25, 1991
Edward Jones Money Market Fund	April 1, 2001
Edward Jones Tax-Free Money Market Fund	March 1, 2001
Federated Adjustable Rate Securities Fund	April 24, 1992
Federated American Leaders Fund, Inc.	March 1, 1993
Federated Equity Funds	June 1, 1995
Federated Equity Income Fund, Inc.	March 1, 1993
Federated Fixed Income Securities Fund, Inc.	December 24, 1991
Federated GNMA Trust	May 29, 1992
Federated Government Income Securities, Inc.	July 17, 1996
Federated High Income Bond Fund, Inc.	March 1, 1993
Federated High Yield Trust	August 1, 1989
Federated Income Securities Trust	December 31, 1991
Federated Income Trust	June 1, 1992
Federated Index Trust	September 3, 1991
Federated Institutional Trust	September 1, 1994
Federated Insurance Series	December 1, 1993
Federated International Series, Inc.	February 11, 1991
Federated Investment Series Funds, Inc.	June 22, 1992
Federated Limited Duration Government Fund, Inc.	July 22, 1991
Federated Managed Allocation Portfolios	December 1, 1993
Federated Municipal Opportunities Fund, Inc.	July 17, 1996
Federated Municipal Securities Fund, Inc.	March 1, 1993
Federated Municipal Securities Income Trust	September 9, 1991
Federated Short-Term Municipal Trust	June 1, 1993
Federated Stock and Bond Fund, Inc.	March 1, 1993
Federated Stock Trust	August 1, 1989
Federated Total Return Government Bond Fund	September 1, 1995
Federated Total Return Series, Inc.	December 1, 1993
Federated U.S. Government Bond Fund	August 1, 1989
Federated U.S. Government Securities Fund: 1-3 Years	May 29, 1992
Federated U.S. Government Securities Fund: 2-5 Years	May 29, 1992
Federated World Investment Series, Inc.	March 1, 1994
Intermediate Municipal Trust	June 1, 1993
Money Market Obligations Trust	March 1, 1994